UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	03/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2006

Semiannual Report
to Shareholders

DWS Inflation Protected Plus Fund

(formerly Scudder Inflation Protected Plus Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund's value. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. The fund is subject to interest rate risk, which means that the value of inflation-indexed bonds and other fixed income securities held by the fund generally will decline as interest rates rise. The full faith and credit guarantee of the US government, which attaches to certain securities that the fund invests in, doesn't protect the fund against interest rate risk. The fund invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the fund's returns.

Derivatives can be more volatile and less liquid than traditional fixed-income securities. There can be no assurance that the fund will meet its objective or that any strategy employed by the fund will be successful. Please see the prospectus for specific details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Total Returns (Unadjusted for Sales Charge) as of 3/31/06
DWS Inflation Protected Plus Fund	6-Month*	Life of Fund**
Class A	-1.60%	-.36%
Class B	-2.03%	-.84%
Class C	-1.92%	-.72%
Institutional Class	-1.53%	-.13%
Lehman Brothers US Treasury: US TIPS Index+	-2.14%	-.02%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/06	$ 9.60	$ 9.64	$ 9.65	$ 9.60
9/30/05	$ 10.11	$ 10.12	$ 10.12	$ 10.12
Distribution Information: Six Months: Income Dividends as of 3/31/06	$ .33	$ .26	$ .26	$ .35
March Income Dividend	$ .0109	$ .0046	$ .0047	$ .0129
Capital Gain Distributions as of 3/31/06	$ .02	$ .02	$ .02	$ .02
Current Annualized Distribution Rate as of 3/31/06++	1.34%	.56%	.58%	1.58%

++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2006. This distribution rate does not include the interest income adjustment due to any increase or decrease in the principal amount of the inflation-indexed securities. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Inflation Protected Plus Fund — Class A [] Lehman Brothers US Treasury: US TIPS Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/06
DWS Inflation Protected Plus Fund		Life of Fund*
Class A	Growth of $10,000	$9,690
	Total return	-3.10%
Class B	Growth of $10,000	$9,530
	Total return	-4.70%
Class C	Growth of $10,000	$9,831
	Total return	-1.69%
Lehman Brothers US Treasury: US TIPS Index+	Growth of $10,000	$9,998
	Total return	-.02%
DWS Inflation Protected Plus Fund		Life of Fund*
Institutional Class	Growth of $1,000,000	$998,700
	Total return	-.13%
Lehman Brothers US Treasury: US TIPS Index+	Growth of $1,000,000	$999,800
	Total return	-.02%

The growth of $10,000 and $1,000,000 are cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

+ The Lehman Brothers US Treasury: US Tips Index is a dollar-denominated index consisting of Inflation-Protection securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Total Returns as of 3/31/06
DWS Inflation Protected Plus Fund	6-Month*	Life of Fund**
Class S	-1.53%	-.16%
Lehman Brothers US Treasury: US TIPS Index+	-2.14%	-.02%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/06	$ 9.60
9/30/05	$ 10.12
Distribution Information: Six Months: Income Dividends as of 3/31/06	$ .35
March Income Dividend	$ .0117
Capital Gain Distributions as of 3/31/06	$ .02
Current Annualized Distribution Rate as of 3/31/06++	1.44%

++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2006. This distribution rate does not include the interest income adjustment due to any increase or decrease in the principal amount of the inflation-indexed securities. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate.

Growth of an Assumed $10,000 Investment
[] DWS Inflation Protected Plus Fund — Class S [] Lehman Brothers US Treasury: US TIPS Index+

Comparative Results as of 3/31/06
DWS Inflation Protected Plus Fund		Life of Fund*
Class S	Growth of $10,000	$9,984
	Total return	-.16%
Lehman Brothers US Treasury: US TIPS Index+	Growth of $10,000	$9,998
	Total return	-.02%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

+ The Lehman Brothers US Treasury: US Tips Index is a dollar-denominated index consisting of Inflation-Protection securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 984.00	$ 979.70	$ 980.80	$ 984.70	$ 984.70
Expenses Paid per $1,000*	$ 4.45	$ 8.14	$ 8.15	$ 3.96	$ 3.22
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,020.44	$ 1,016.70	$ 1,016.70	$ 1,020.94	$ 1,021.69
Expenses Paid per $1,000*	$ 4.53	$ 8.30	$ 8.30	$ 4.03	$ 3.28

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Inflation Protected Plus Fund	.90%	1.65%	1.65%	.80%	.65%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Manager Bill Chepolis discusses strategy for DWS Inflation Protected Plus Fund during the semiannual reporting period ended March 31, 2006.

Q: How did the DWS Inflation Protected Plus Fund perform during the semiannual period?

A: The fund's Class A shares produced a total return of -1.60% for the six months ended March 31, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other shares classes, and for more complete performance information.) The fund's benchmark, the Lehman Brothers US Treasury: US TIPS Index, produced a total return of -2.14% for the same period.1 The average return for the Lipper US TIPS Funds category for the six months was -2.32%.2

1 The Lehman Brothers US Treasury: US Tips Index is a dollar-denominated index consisting of Inflation-Protection securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies.

2 The Lipper Treasury Inflation Protected Securities Funds (TIPS) category includes funds that invest at least 80% of their assets in inflation-protected securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Treasury Inflation Protected Securities Funds category. For the one-, five- and 10-year periods this category's average was 0.17% (93 funds), 6.06% (17 funds) and 5.34% (5 funds), respectively, as of March 31, 2006. It is not possible to invest directly in a Lipper category.

Q: Will you describe the market environment for the fund over the six-month period?

A: During the period, the biggest underlying trend impacting the fixed-income markets continued to be the ongoing, gradual increase in short-term interest rates engineered by the US Federal Reserve Board (the Fed). The Fed adjusted the benchmark fed funds rate upward four times over the period in 25-basis-point (0.25%) increments, from 3.75% to its current 4.75%. Short-term rates followed the fed funds rate higher, while longer term rates rose as well, breaking out of their relatively narrow trading range of the last two years. The net result was that bond prices, which generally move in the opposite direction of interest rates, came under pressure during the period.

Q: Will you review inflation-indexed bonds and how they work?

A: An inflation-indexed bond is a special type of fixed-income security that is structured to provide protection against inflation. The most common example of such a security in the United States is the Treasury Inflation Protected Security (TIPS). With TIPS, both the value of the interest income and principal paid on the security is adjusted to track changes in the Urban Consumer Price Index (CPI — U) or comparable inflation index. Interest income paid on the security is applied to the inflation-adjusted principal rather than the security's original face value.

As a result, during periods of inflation, every interest payment on a TIPS will be greater than the one before it. In periods of deflation, the opposite will be true. When TIPS mature, the investors receive the greater of either the inflation-adjusted principal or the original face value. It is important to note, however, that not all inflation-indexed bonds provide the guarantee of original face value of the bond.

To better understand inflation-indexed securities, consider the example in the accompanying box.

Suppose $1000 is invested in a 10-year inflation-indexed bond with a 4% coupon rate.

If inflation is 3% during the following year, the face value would be adjusted to $1030 and the annual interest payment would be $41.20 (4% of $1030).

If inflation climbs by 3% again the following year, the principal would be adjusted to $1060.90 ($1030 x 1.03) and the interest payment would be $42.44 (4% of $1060.90).

If inflation fell by 3% in the third year, the face value would be adjusted downward to $1029.07 ($1060 x 0.97).

Q: Will you review how you managed the fund during the period?

A: In general, we strive to maintain a neutral duration (interest-rate sensitivity relative to the index), as we believe that more value can be added through security selection and our global asset allocation overlay strategy than by guessing the direction of interest rates. We also seek to approximate the yield curve exposure of the Lehman Brothers US Treasury: US TIPS Index by holding representative securities across the maturity spectrum. In addition, we seek to maintain a low cash balance in an effort to maximize the benefits associated with owning inflation-protected securities.

We construct the portfolio using both "top-down" analysis and "bottom-up" individual security selection. The top-down analysis takes into account the rate of inflation, current economic conditions and the shape of the yield curve. The bottom-up analysis allows us to compare the relative value and credit quality of similar securities as well as the liquidity of potential holdings in order to determine the best individual securities to structure a portfolio to outperform the Lehman Brothers US Treasury: USTIPS Index. Currently, the fund's core portfolio is invested entirely in US TIPS. Going forward, we seek to monitor inflation-protected securities from corporate and foreign issuers for attractive relative-value opportunities for the fund.

Finally, we use DWS's global asset allocation strategy to seek to enhance the fund's potential return. This strategy involves using a highly structured and disciplined approach to identify and benefit from short- and medium-term disparities in the global bond and currency markets. Though there can be no guarantee, this management process is intended to create a portfolio of bond and currency positions that seeks to generate returns for the fund that exceed those that could be achieved without this global asset allocation strategy.

Q: What were the principal factors in the fund's performance over the semiannual period?

A: The environment for fixed-income investing was difficult in view of rising interest rates, which explains the fund's negative absolute return for the period. Our performance relative to the benchmark and our peers was helped by our disciplined approach to managing the fund. For the six-month period, our global asset allocation strategy worked well, contributing approximately 0.35% to the fund's return. In addition, our security selection within the TIPS universe helped performance during the period.

Q: What is your overall view of the investment environment?

A: The signals are currently somewhat mixed with respect to growth and inflation, and the new Fed Chairman Ben Bernanke has indicated that the direction of short-term interest rates going forward will depend on the economic data. Growth for the first quarter of 2006 was unexpectedly strong, but was given a boost by the unseasonably warm weather. While job creation has generally been moderate, the unemployment rate was only 4.7% for March, indicating that there is not a lot of slack in the labor market. Despite reasonably strong employment and high commodity prices, the recent inflation numbers have been encouraging, with moving averages for both the producer and consumer gauges moderating from six months ago. There remains some concern over the ultimate impact of high energy prices on inflation. Finally, foreign demand has helped to keep US interest rates low and also helped to moderate inflation by supporting the dollar. However, there is no guarantee that the current levels of support from abroad will continue.

On balance, we expect that inflation will remain moderate, and anticipate one or two additional increases in short-term rates from the Fed. Certainly, it is not possible to rule out scenarios under which inflation becomes a more significant factor. For those concerned about the possible future impact of inflation on both stocks and traditional fixed-income securities, we believe our fund offers a compelling diversification opportunity.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	3/31/06	9/30/05

US Treasury Obligations	96%	96%
Cash Equivalents	4%	4%
	100%	100%
Quality (Excludes Cash Equivalents)	3/31/06	9/30/05

US Government and Agencies	100%	100%

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity (Excludes Cash Equivalents)	3/31/06	9/30/05

Less than 1 year	1%	2%
1 - 4.99 years	34%	49%
5 - 9.99 years	30%	18%
Greater than 10 years	35%	31%
	100%	100%

Weighted average effective maturity: 10.9 and 10.5 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.

Investment Portfolio as of March 31, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

US Treasury Obligations 94.5%
US Treasury Bill, 4.24%*, 4/20/2006 (a)	105,000	104,765
US Treasury Inflation-Indexed Bonds:
2.375%, 1/15/2025	2,406,404	2,418,342
3.875%, 4/15/2029	4,819,016	6,184,908
US Treasury Inflation-Indexed Notes:
0.875%, 4/15/2010	3,599,926	3,409,806
1.625%, 1/15/2015	3,981,727	3,757,600
3.0%, 7/15/2012	3,495,305	3,642,353
3.625%, 1/15/2008	4,742,935	4,872,441
US Treasury STRIPS, Zero Coupon, 8/15/2011	15,000	11,617
Total US Treasury Obligations (Cost $24,817,955)		24,401,832

	Shares	Value ($)

Cash Equivalents 4.1%
Cash Management QP Trust, 4.64% (b) (Cost $1,054,661)	1,054,661	1,054,661

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $25,872,616)+	98.6	25,456,493
Other Assets and Liabilities, Net	1.4	362,639
Net Assets	100.0	25,819,132

* Annualized yield at time of purchase, not a coupon rate.

+ The cost for federal income tax purposes was $25,872,616. At March 31, 2006, net unrealized depreciation for all securities based on tax cost was $416,123. This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $416,123.

(a) At March 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At March 31, 2006, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bonds	6/21/2006	18	1,742,316	1,721,933	(20,383)
10 Year Republic of Germany Bond	6/8/2006	20	2,871,877	2,839,848	(32,029)
Total net unrealized depreciation					(52,412)

At March 31, 2006, open future contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Australian Bond	6/15/2006	1	75,014	74,763	251
10 Year US Treasury Note	6/21/2006	26	2,809,350	2,766,156	43,194
United Kingdom Treasury Bond	6/28/2006	8	1,583,170	1,551,845	31,325
Total net unrealized appreciation					74,770

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $24,817,955)	$ 24,401,832
Investment in Cash Management QP Trust (cost $1,054,661)	1,054,661
Total investments in securities, at value (cost $25,872,616)	25,456,493
Cash	20,000
Receivable for variation margin on open futures contracts	98,089
Interest receivable	189,686
Receivable for Fund shares sold	27,310
Unrealized appreciation on forward foreign currency exchange contracts	9,341
Due from Advisor	31,340
Deferred offering costs	51,124
Other assets	26,850
Total assets	25,910,233
Liabilities
Payable for Fund shares redeemed	3,234
Unrealized depreciation on forward foreign currency exchange contracts	60,725
Other accrued expenses and payables	27,142
Total liabilities	91,101
Net assets, at value	$ 25,819,132
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(296,498)
Net unrealized appreciation (depreciation) on: Investments	(416,123)
Futures	22,358
Foreign currency related transactions	(51,384)
Accumulated net realized gain (loss)	(281,905)
Paid-in capital	26,842,684
Net assets, at value	$ 25,819,132

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($786,847 ÷ 81,922 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.60
Maximum offering price per share (100 ÷ 97.25 of $9.60)	$ 9.87

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($100,784 ÷ 10,452 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.64

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($330,785 ÷ 34,285 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.65
Class S Net Asset Value, offering and redemption price(a) per share ($700,072 ÷ 72,954 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.60

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($23,900,644 ÷ 2,488,504 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.60

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2006 (Unaudited)
Investment Income
Income: Interest	$ 487,828
Interest — Cash Management QP Trust	30,201
Total Income	518,029
Expenses: Management fee	48,799
Administrative fee	20,723
Distribution service fees	2,426
Services to shareholders	60
Custody fees	4,153
Auditing	22,288
Legal	12,818
Trustees' fees and expenses	357
Reports to shareholders	17,376
Registration fees	1,890
Offering expenses	32,280
Other	941
Total expenses before expense reductions	164,111
Expense reductions	(81,892)
Total expenses after expense reductions	82,219
Net investment income	435,810
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(394,167)
Futures	(11,728)
Foreign currency related transactions	151,545
(254,350)
Net unrealized appreciation (depreciation) during the period on: Investments	(448,069)
Futures	(12,185)
Foreign currency related transactions	(83,351)
(543,605)
Net gain (loss) on investment transactions	(797,955)
Net increase (decrease) in net assets resulting from operations	$ (362,145)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2006 (Unaudited)	For the Period Ended September 30, 2005*
Operations: Net investment income	$ 435,810	$ 122,873
Net realized gain (loss) on investment transactions	(254,350)	85,781
Net unrealized appreciation (depreciation) during the period on investment transactions	(543,605)	98,456
Net increase (decrease) in net assets resulting from operations	(362,145)	307,110
Distributions to shareholders from: Net investment income: Class A	(17,399)	(25)
Class B	(2,505)	(4)
Class C	(7,894)	(3)
Class S	(14,368)	(179)
Institutional Class	(829,100)	(45,582)
Net realized gains: Class A	(1,067)	—
Class B	(199)	—
Class C	(624)	—
Class S	(809)	—
Institutional Class	(48,759)	—
Fund share transactions: Proceeds from shares sold	9,885,120	21,415,556
Reinvestment of distributions	896,921	43,463
Cost of shares redeemed	(3,903,374)	(1,495,002)
Net increase (decrease) in net assets from Fund share transactions	6,878,667	19,964,017
Increase (decrease) in net assets	5,593,798	20,225,334
Net assets at beginning of period	20,225,334	—
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $296,498 and $138,958)	$ 25,819,132	$ 20,225,334

* For the period from July 8, 2005 (commencement of operations) to September 30, 2005.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.11	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.17	.06
Net realized and unrealized gain (loss) on investment transactions	(.33)	.07
Total from investment operations	(.16)	.13
Less distributions from: Net investment income	(.33)	(.02)
Net realized gain on investment transactions	(.02)	—
Total distributions	(.35)	(.02)
Net asset value, end of period	$ 9.60	$ 10.11
Total Return (%)[d,e]	(1.60)**	1.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.8	.1
Ratio of expenses before expense reductions (%)	1.71*	2.52*
Ratio of expenses after expense reductions (%)	.90*	.90*
Ratio of net investment income (%)	3.34*	2.47*
Portfolio turnover rate (%)	418*	28*

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.13	.04
Net realized and unrealized gain (loss) on investment transactions	(.33)	.08
Total from investment operations	(.20)	.12
Less distributions from: Net investment income	(.26)	(.00)***
Net realized gain on investment transactions	(.02)	—
Total distributions	(.28)	(.00)***
Net asset value, end of period	$ 9.64	$ 10.12
Total Return (%)[d,e]	(2.03)**	1.21**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.1
Ratio of expenses before expense reductions (%)	2.45*	3.26*
Ratio of expenses after expense reductions (%)	1.65*	1.65*
Ratio of net investment income (%)	2.59*	1.72*
Portfolio turnover rate (%)	418*	28*

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.13	.04
Net realized and unrealized gain (loss) on investment transactions	(.32)	.08
Total from investment operations	(.19)	.12
Less distributions from: Net investment income	(.26)	(.00)***
Net realized gains on investment transactions	(.02)	—
Total distributions	(.28)	(.00)***
Net asset value, end of period	$ 9.65	$ 10.12
Total Return (%)[d,e]	(1.92)**	1.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3	.1
Ratio of expenses before expense reductions (%)	2.45*	3.26*
Ratio of expenses after expense reductions (%)	1.65*	1.65*
Ratio of net investment income (%)	2.59*	1.72*
Portfolio turnover rate (%)	418*	28*

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.17	.06
Net realized and unrealized gain (loss) on investment transactions	(.32)	.08
Total from investment operations	(.15)	.14
Less distributions from: Net investment income	(.35)	(.02)
Net realized gain on investment transactions	(.02)	—
Total distributions	(.37)	(.02)
Net asset value, end of period	$ 9.60	$ 10.12
Total Return (%)[d]	(1.53)**	1.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.7	.2
Ratio of expenses before expense reductions (%)	1.58*	2.39*
Ratio of expenses after expense reductions (%)	.80*	.80*
Ratio of net investment income (%)	3.44*	2.57*
Portfolio turnover rate (%)	418*	28*

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Institutional Class	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.18	.07
Net realized and unrealized gain (loss) on investment transactions	(.33)	.07
Total from investment operations	(.15)	.14
Less distributions from: Net investment income	(.35)	(.02)
Net realized gain on investment transactions	(.02)	—
Total distributions	(.37)	(.02)
Net asset value, end of period	$ 9.60	$ 10.12
Total Return (%)[d]	(1.53)**	1.43**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	20
Ratio of expenses before expense reductions (%)	1.32*	2.12*
Ratio of expenses after expense reductions (%)	.65*	.65*
Ratio of net investment income (%)	3.59*	2.72*
Portfolio turnover rate (%)	418*	28*

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Inflation Protected Plus Fund (formerly Scudder Inflation Protected Plus Fund) (the "Fund") is a diversified series of DWS Institutional Funds (formerly Scudder Institutional Funds) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts Business Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders, transfer agent fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income which is distributed to shareholders annually. Investors will receive their inflation-adjusted principal at maturity.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions are declared daily and distributed to shareholders monthly from net investment income. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $53,632,471 and $47,675,836, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Fund and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund. Both are indirect, wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The fee payable under the Investment Advisory Agreement (the "Investment Advisory Fee") is equal to an annualized rate of 0.40% of the first $1,500,000,000 of the Fund's average daily net assets, 0.375% of the next $500,000,000 of such net assets, 0.36% of the next $1,000,000,000 of such net assets, 0.345% of the next $1,000,000,000 of such net assets, 0.33% of the next $1,000,000,000 of such net assets, 0.315% of the next $1,000,000,000 of such net assets, and 0.30% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly.

For the period July 8, 2005 (commencement of operations) through January 31, 2007, the Advisor and the Administrator have contractually agreed to waive all or a portion of the management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the total operating expenses of Classes A, B, C, S, and Institutional Class shares at no more than 0.90%, 1.65%, 1.65%, 0.80% and 0.65%, respectively, of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

Under this arrangement, for the six months ended March 31, 2006, the Advisor waived $48,799 of management fees, which resulted in an annualized effective rate of 0.00% of the Fund's daily average net assets.

In addition, for the six months ended March 31, 2006, the Advisor reimbursed $12,646 of other expenses for the Fund.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.30% of average daily net assets for Class A, B and C shares, 0.42% for Class S shares and 0.16% for Institutional Class shares, computed and accrued daily and payable monthly. For six months ended March 31, 2006, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived
Class A	$ 745	$ 745
Class B	142	137
Class C	405	391
Class S	970	630
Institutional Class	18,461	18,461
	$ 20,723	$ 20,364

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2006
Class B	$ 355	$ 55
Class C	1,012	207
	$ 1,367	$ 262

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2006, the shareholder servicing fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2006	Annualized Effective Rate
Class A	$ 621	$ 159.25%
Class B	114	23.24%
Class C	324	275.24%
	$ 1,059	$ 457

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A, B and C shares for the six months ended March 31, 2006 aggregated $1,608.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2006, there was no CDSC for Class B and C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $16,376, of which $5,640 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2006, the Fund's custodian fees were reduced by $83 for custody credits earned.

E. Ownership of the Fund

As of March 31, 2006, the DWS Moderate Allocation and DWS Conservative Allocation Funds held 51% and 31%, respectively, of the total shares outstanding of the Fund.

F. Forward Foreign Currency Exchange Contracts

The Fund had the following open forward foreign currency exchange contracts at March 31, 2006:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
NZD	148,000	USD	95,367	6/21/06	$ 4,769
JPY	217,756,000	USD	1,875,477	6/21/06	4,572
Total unrealized appreciation					$ 9,341
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation
USD	1,129,572	GBP	649,000	6/21/06	$ (817)
CHF	1,826,000	USD	1,404,994	6/21/06	(7,790)
USD	1,681,036	CAD	1,942,000	6/21/06	(14,316)
EUR	876,000	USD	1,050,061	6/21/06	(16,827)
USD	798,151	AUD	1,087,000	6/21/06	(20,975)
Total unrealized depreciation					$ (60,725)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro Currency GBP British Pound JPY Japanese Yen NZD New Zealand Dollar USD United States Dollar

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2006		Period Ended September 30, 2005*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	76,026	$ 753,838	8,020	$ 80,891
Class B	4,215	41,390	7,884	79,524
Class C	28,070	280,198	6,028	60,739
Class S	59,667	591,608	17,785	178,534
Institutional Class	826,020	8,218,086	2,102,422	21,015,868
		$ 9,885,120		$ 21,415,556
Shares issued to shareholders in reinvestment of distributions
Class A	1,131	$ 11,052	1	$ 11
Class B	246	2,424	—**	4
Class C	653	6,418	—**	3
Class S	2,405	23,573	16	163
Institutional Class	87,247	853,454	4,331	43,282
		$ 896,921		$ 43,463
Shares redeemed
Class A	(3,256)	$ (31,714)	—**	$ (2)
Class B	(1,893)	(18,454)	—	—
Class C	(466)	(4,600)	—	—
Class S	(6,919)	(68,063)	—	—
Institutional Class	(383,957)	(3,780,543)	(147,559)	(1,495,000)
		$ (3,903,374)		$ (1,495,002)
Net increase (decrease)
Class A	73,901	$ 733,176	8,021	$ 80,900
Class B	2,568	25,360	7,884	79,528
Class C	28,257	282,016	6,028	60,742
Class S	55,153	547,118	17,801	178,697
Institutional Class	529,310	5,290,997	1,959,194	19,564,150
		$ 6,878,667		$ 19,964,017

* For the period July 8, 2005 (commencement of operations) to September 30, 2005.

** Amount is less than one share.

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPIX
CUSIP Number	23339C 883	23339C 875	23339C 867	23339C 842
Fund Number	454	654	754	854
For shareholders of Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	TIPSX
Fund Number	2354

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2006